ARCHER BALANCED FUND

Supplement to the Statement of Additional Information dated December 31, 2007

Fund Investments and Risk Considerations:

The following information supplements the information found under the heading “Additional Information About Fund Investments and Risk Considerations”, beginning on page 2 of the Statement of Additional Information:

Structured Notes. The Fund may invest up to 5% of its total assets in structured notes. Structured notes entitle their holders to receive some portion of the principal or interest payments that would be due on traditional debt obligations. A zero coupon bond, which is the right to receive only the principal portion of a debt security, is a simple form of structured note. Investments in structured notes involve risks including income risk, credit and market risk. A structured note's performance or value may be linked to a change in return, interest rate, or value at maturity of the change in an identified or “linked” equity security, currency, interest rate, index or other financial indicator.

When investing in structured products, it is impossible to predict whether the underlying index or prices of the underlying securities will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. The Fund’s right to receive principal or interest payments on a structured note may also vary in timing or amount, depending on changes in the reference factors. For example, where the Fund’s structured notes are linked to factors such as interest rates or a particular index, changes in interest rates and movement of the index may cause significant price fluctuations. In addition, changes in a reference instrument or security may cause the interest rate on a structured note to be reduced to zero, at which point further adverse changes may lead to a reduction in the principal amount payable on maturity. Structured notes may also be less liquid than other types of securities, and may be more volatile than the reference instrument or security underlying the note. Consistent with the Fund’s policy on illiquid investments, the Fund will only invest in structured products to the extent the Advisor determines that such products are liquid.

Trustees and Officers of the Fund:

The following information supplements the information found under the heading “Trustees and Officers”, beginning on page 13 of the Statement of Additional Information:

Effective February 22, 2008, the Board of Trustees of the Trust appointed William Murphy as the Interim Treasurer and Chief Financial Officer of the Trust to fill the vacancy created by the resignation of the prior Treasurer. Mr. Murphy (Age 45) has been the Manager of Fund Administration for Unified Fund Services, Inc., the Trust’s administrator, since October 2007. He was Supervisor, Separate Accounts Administration, for American United Life Insurance Company from 2000 to October 2007.

Mr. Murphy does not receive any compensation from the Fund.

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Shareholders should read this Supplement in conjunction with the Statement of Additional Information, as well as the Fund’s prospectus. These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Shareholder Services at (800) 238-7701.

Supplement dated April 30, 2008